================================================================================

                    STOCK PURCHASE AND INVESTMENT AGREEMENT


                                BY AND BETWEEN


                            ALCATEL TELSPACE, S.A.


                                      AND


                               SSE TELECOM, INC.


                         Dated as of September 6, 1996



================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I


                                  DEFINITIONS
                                  -----------
[S]            [C]                                                     [C]
SECTION 1.1    Definitions.............................................  1
               -----------


                                  ARTICLE II

                          ISSUANCE AND SALE OF STOCK
                          --------------------------
                                  AND WARRANT
                                  -----------
[S]            [C]                                                     [C]
SECTION 2.1    Description of Transactions.............................  8
               ---------------------------
SECTION 2.2    Closing.................................................  9
               -------


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

SECTION 3.1    Organization, Good Standing and Qualification...........  9
               ---------------------------------------------
SECTION 3.2    Due Authorization, Execution and Delivery...............  9
               -----------------------------------------
SECTION 3.3    Capitalization.......................................... 10
               --------------
SECTION 3.4    Subsidiaries............................................ 11
               ------------
SECTION 3.5    Consents; No Conflict................................... 11
               ---------------------
SECTION 3.6    SEC Filings; Financial Statements....................... 12
               ---------------------------------
SECTION 3.7    Property and Assets..................................... 13
               -------------------
SECTION 3.8    Tax Matters............................................. 13
               -----------
SECTION 3.9    Business Contracts...................................... 14
               ------------------
SECTION 3.10   Employee and Consultant Agreements...................... 16
               ----------------------------------
SECTION 3.11   Litigation and Claims................................... 16
               ---------------------
SECTION 3.12   Labor Matters, etc...................................... 16
               -------------------
SECTION 3.13   Intellectual Property Rights............................ 16
               ----------------------------
SECTION 3.14   Compliance.............................................. 17
               ----------
SECTION 3.15   Employee Benefits....................................... 17
               -----------------
SECTION 3.16   Insurance............................................... 18
               ---------
SECTION 3.17   Environmental Matters................................... 19
               ---------------------
SECTION 3.18   Offer or Sale of Shares and Warrant..................... 19
               -----------------------------------
SECTION 3.19   Brokers................................................. 19
               -------
SECTION 3.20   Transactions With Directors, Officers,.................. 19
               Employees and Affiliates.......................
               ------------------------
SECTION 3.21   Echostar Investment..................................... 20
               -------------------
SECTION 3.22   Disclosure.............................................. 20
               ----------

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                -----------------------------------------------

SECTION 4.1    Organization and Authority of the Purchaser............. 20
               -------------------------------------------
SECTION 4.2    Due Authorization, Execution and Delivery............... 20
               -----------------------------------------
SECTION 4.3    Consents; No Conflict................................... 21
               ---------------------
SECTION 4.4    Brokers................................................. 21
               -------
SECTION 4.5    Purchase Entirely for Own Account....................... 21
               ---------------------------------
SECTION 4.6    Investment Experience................................... 21
               ---------------------
SECTION 4.7    Restricted Securities................................... 22
               ---------------------
SECTION 4.8    Disclosure.............................................. 22
               ----------

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS
                             ---------------------

SECTION 5.1    Limitations on Disposition of Stock..................... 22
               -----------------------------------
SECTION 5.2    Legends................................................. 22
               -------
SECTION 5.3    Proceeds of Sale of Stock............................... 23
               -------------------------
SECTION 5.4    Echostar Situation...................................... 23
               ------------------
SECTION 5.5    Delivery of Budgets and Other Information............... 23
               -----------------------------------------
SECTION 5.6    Access to Business...................................... 23
               ------------------
SECTION 5.7    Right of First Offer.................................... 24
               --------------------
SECTION 5.8    Special Purchase Rights................................. 25
               -----------------------
SECTION 5.9    Subsidiary Stock........................................ 26
               ----------------
SECTION 5.10   Confidential Treatment.................................. 26
               ----------------------
SECTION 5.11   Advice of Changes....................................... 26
               -----------------
SECTION 5.12   Further Assurances...................................... 26
               ------------------


                                  ARTICLE VI

                  CONDITIONS TO OBLIGATIONS OF THE PURCHASER
                  ------------------------------------------

SECTION 6.1    Accuracy of Representations and Warranties.............. 27
               ------------------------------------------
SECTION 6.2    Performance of Agreements............................... 27
               -------------------------
SECTION 6.3    Bring-Down Certificate.................................. 27
               ----------------------
SECTION 6.4    Corporate Documents..................................... 27
               -------------------
SECTION 6.5    Opinion of Company Counsel.............................. 27
               --------------------------
SECTION 6.6    No Material Adverse Change.............................. 27
               --------------------------
SECTION 6.7    No Adverse Proceedings.................................. 28
               ----------------------
SECTION 6.8    Other Assurances........................................ 28
               ----------------
SECTION 6.9    Consents and Approvals.................................. 28
               ----------------------
SECTION 6.10   Closing Under Selling Stockholder Agreement............. 28
               -------------------------------------------
SECTION 6.11   Execution of Transaction Documents and Warrant.......... 28
               ----------------------------------------------

                                  ARTICLE VII

                   CONDITIONS TO OBLIGATIONS OF THE COMPANY
                   ----------------------------------------

SECTION 7.1    Accuracy of Representations and Warranties.............. 28
               ------------------------------------------
SECTION 7.2    Performance of Agreements............................... 29
               -------------------------
SECTION 7.3    Bring-Down Certificate.................................. 29
               ----------------------
SECTION 7.4    Purchaser's Documents................................... 29
               ---------------------
SECTION 7.5    No Adverse Proceedings.................................. 29
               ----------------------
SECTION 7.6    Other Assurances........................................ 29
               ----------------
SECTION 7.7    Consents and Approvals.................................. 30
               ----------------------

                                 ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

SECTION 8.1    Survival................................................ 30
               --------
SECTION 8.2    Indemnification by the Company.......................... 30
               ------------------------------
SECTION 8.3    Indemnification by the Purchaser........................ 30
               --------------------------------
SECTION 8.4    Method of Asserting Claims.............................. 31
               --------------------------
SECTION 8.5    Continued Liability for Indemnity Claims................ 33
               ----------------------------------------
SECTION 8.6    Limitations on Indemnification.......................... 34
               ------------------------------
SECTION 8.7    Exclusive Remedies...................................... 34
               ------------------
SECTION 8.8    Time Limits on Claims................................... 34
               ---------------------


                                  ARTICLE IX

                                  TERMINATION
                                  -----------

SECTION 9.1    Grounds for Termination................................. 34
               -----------------------
SECTION 9.2    Effect of Termination................................... 35
               ---------------------
SECTION 9.3    Termination for Breach.................................. 35
               ----------------------


                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

SECTION 10.1   Notices................................................. 35
               -------
SECTION 10.2   Fees and Expenses....................................... 36
               -----------------
SECTION 10.3   Public Announcements.................................... 36
               --------------------
SECTION 10.4   Entire Agreement........................................ 36
               ----------------
SECTION 10.5   Waiver.................................................. 36
               ------
SECTION 10.6   Amendment............................................... 36
               ---------

SECTION 10.7   Benefits and Binding Effect............................. 36
               ---------------------------
SECTION 10.8   Captions................................................ 37
               --------
SECTION 10.9   Exhibits and Schedules.................................. 37
               ----------------------
SECTION 10.10  Governing Law........................................... 37
               -------------
SECTION 10.11  Counterparts............................................ 37
               ------------
SECTION 10.12  Severability............................................ 37
               ------------
SECTION 10.13  No Third Party Beneficiary.............................. 37
               --------------------------

                                       v

                    STOCK PURCHASE AND INVESTMENT AGREEMENT


     THIS STOCK PURCHASE AND INVESTMENT AGREEMENT (the "Agreement") is made as
                                                        ---------
of September 6, 1996, by and between SSE TELECOM, INC., a Delaware corporation (the "Company"), and ALCATEL TELSPACE, a societe anonyme organized under the
      -------
laws of France (the "Purchaser").
                     ---------


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company and its subsidiaries are engaged in the business of manufacturing and selling satellite telecommunication equipment; and

     WHEREAS, shares of the common stock of the Company are publicly traded on the NASDAQ Exchange; and

     WHEREAS, the Purchaser desires to purchase an aggregate of 625,000 shares of the common stock of the Company, 525,000 of which the Purchaser desires to purchase from the Company and 100,000 of which the Purchaser desires to purchase from certain existing stockholders of the Company (the "Selling Stockholders");
                                                        --------------------
and

     WHEREAS, the Company desires to issue and sell 525,000 shares of the common stock of the Company to the Purchaser on the terms and conditions set forth in this Agreement; and

     WHEREAS, simultaneously with the closing under this Agreement, the Purchaser will purchase 100,000 shares of the common stock of the Company from the Selling Stockholders pursuant to the terms of that certain Stock Purchase Agreement dated September 6, 1996 (the "Selling Stockholder Agreement").
                                        -----------------------------

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties contained herein and of the mutual benefits to be derived herefrom, and intending to be legally bound, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1 Definitions.  As used in this Agreement, the following defined
                 -----------
terms have the meanings indicated below:

     "Affiliate" of a Person means a Person that directly or indirectly through
      ---------
one or more intermediates, controls, is controlled by, or is under common control with, the first Person.

     "Assets" of a Person means all rights, titles and interests in, to and
      ------
under all of the properties, assets, rights, claims and Contracts of every kind, character and description owned or held by such Person, whether real, personal or mixed, tangible or intangible (including goodwill), and whether now owned or hereafter acquired, including, without limitation, all assets reflected on the financial statements of such Person, as the same may exist on the Closing Date.

     "Agreement" has the meaning set forth in the introductory paragraph hereof.
      ---------

     "Benefit Plan" means any Plan established by the Company or any of its
      ------------
Subsidiaries, or any predecessor or Affiliate of the Company or any of its Subsidiaries, existing at the Closing or prior thereto, to which the Company or any of its Subsidiaries contribute or have contributed on behalf of any present or former Employee, officer, director, independent contractor or consultant (in each case rendering services to the Company or any of its Subsidiaries) or under which any such individual or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

     "Board of Arbitration" has the meaning set forth in Section 8.4(c).
      --------------------

     "Business" means the business and activities currently conducted by the
      --------
Company and its Subsidiaries and such business and activities as are conducted at any time hereafter.

     "Business Day" means any day which is not a Saturday, Sunday or legal
      ------------
holiday in New York, New York or Paris, France.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and
      ------
Liability Act of 1980, as amended, and the rules and regulations promulgated thereunder.

     "CERCLIS" means the Comprehensive Environmental Response and Liability
      -------
Information System, as provided for by 40 C.F.R. (S)300.5.

     "Claim Notice Period" has the meaning set forth in Section 8.4(b).
      -------------------

     "Closing" has the meaning set forth in Section 2.2.
      -------

     "Closing Date" has the meaning set forth in Section 2.2.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules
      ----
and regulations promulgated thereunder.

     "Commercial Agreement" means that certain Joint Product Identification and
      --------------------
Supply Agreement to be entered into between the Company and the Purchaser in the form of Exhibit A hereto.
        ---------

     "Common Stock" means the authorized common stock of the Company, par value
      ------------
$.01 per share, whether or not issued and outstanding.

     "Company" has the meaning set forth in the introductory paragraph hereof.
      -------

     "Contracts" means all contracts, agreements, license agreements, leases,
      ---------
assignments, purchase agreements, indentures, mortgages, instruments of indebtedness, security agreements, guaranties, purchase orders, sales orders, and distribution agreements.

     "Control" (whether or not capitalized) means, with respect to a Person, the
      -------
possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person whether through the ownership of voting securities, by Contract or otherwise and, in any event, and without limitation of the foregoing, any Person fifty percent (50%) or more of whose voting securities are owned by another Person shall be deemed to be controlled that Person.

     "Echostar" has the meaning set forth in Section 3.21.
      --------

     "Echostar Debenture" has the meaning set forth in Section 3.21.
      ------------------

     "Echostar Letter" has the meaning set forth in Section 3.21.
      ---------------

     "Echostar Stock" has the meaning set forth in Section 3.21.
      --------------

     "Employee" means each full time employee of the Company or any of its
      --------
Subsidiaries.

     "Environmental Law" means all Laws and Orders concerning pollution or
      -----------------
protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, groundwater, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes including, without limitation, CERCLA, the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, and the Occupational Safety and Health Act, as amended, and similar state and local laws, rules and regulations.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and the rules and regulations promulgated thereunder.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Financial Investor" means a Person meeting the requirements of Rule 13d-
      ------------------
1(b)(1)(i) under the Exchange Act.

     "Financial Statements" has the meaning set forth in Section 3.6.
      --------------------

     "First Offer Notice" has the meaning set forth in Section 5.7(a).
      ------------------

     "GAAP" means generally accepted accounting principles, consistently
      ----
applied.

     "Governmental Authority" means any court, tribunal, arbitrator, authority,
      ----------------------
agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Hazardous Materials" means (i) any petroleum or petroleum products,
      -------------------
flammable or explosive materials, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs), (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import under any Environmental Law, and (iii) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental Authority under any Environmental Law.

     "Income Taxes" means all Taxes relating to income, profits, gross receipts,
      ------------
net worth or capital.

     "Indemnified Party" means any Person claiming indemnification under any
      -----------------
provision of Article VIII.

     "Indemnifying Party" means any Person against whom a claim for
      ------------------
indemnification is being asserted under any provision of Article VIII.

     "Indemnity Notice" has the meaning set forth in Section 8.4(b).
      ----------------

     "Indemnity Response Period" has the meaning set forth in Section 8.4(b).
      -------------------------

     "Intellectual Property" means all patents and patent rights, trademarks and
      ---------------------
trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

     "IRS" means the United States Internal Revenue Service.
      ---

     "June Balance Sheet" has the meaning set forth in Section 3.6(c).
      ------------------

     "Knowledge of the Company" means the actual knowledge of any of the
      ------------------------
officers or directors of the Company or any of its Subsidiaries.

     "Laws" means all laws, statutes, rules, regulations, ordinances and other
      ----
pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

     "Liabilities" means all indebtedness, obligations and other liabilities
      -----------
(whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or whether due or to become due).

     "Licenses" means all licenses, permits, certificates of authority,
      --------
variances, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental Authority.

     "Liens" means any mortgage, pledge, assessment, security interest, lease,
      -----
lien, adverse claim, levy, charge, rights of others or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.

     "Losses" means any and all damages, fines, costs, fees, penalties,
      ------
deficiencies, losses, amounts paid in settlement and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

     "Multiemployer Plan" has the meaning set forth in Section 3.15(h).
      ------------------

     "NPL" means the National Priorities List under CERCLA.
      ---

     "New Securities" means any shares of, or securities convertible into or
      --------------
exchangeable for any shares of, any class of the capital stock of the Company, provided that such term does not include: (i) the Stock, (ii) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization whereby the Company, following such transaction, owns not less than a majority of the voting power of such entity, (iii) shares of Common Stock, or options to purchase shares of Common Stock (and the shares of Common Stock issuable upon exercise of such options), in each case issued pursuant to any arrangement approved by the Board of Directors of the Company to employees, officers, directors or consultants of the Company or any of its Subsidiaries,
(iv) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company, (v) shares of Common Stock issued upon the exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was subject to the right of first offer granted under Section 5.7 or occurred prior to the date of this Agreement and shares of Common Stock issued upon the exercise of the Warrant, or
(vi) securities sold by the Company to the public in an offering pursuant to a registration statement filed with the SEC under the Securities Act, provided that the exception in this clause (vi) shall apply in the case of an underwritten public offering only if the managing underwriter of such offering advises the Company in writing that in its good faith judgment the purchase right of the Purchaser in connection with such offering would be incompatible with the success of the offering.

     "Order" means any writ, judgment, decree, injunction, charge or similar
      -----
order of any Governmental Authority (in each such case whether preliminary or final).

     "Ordinary Course of Business" means the ordinary course of business
      ---------------------------
consistent with past custom and practice.

     "PBGC" means the Pension Benefit Guaranty Corporation established under
      ----
ERISA.

     "Pension Benefit Plan" means each Benefit Plan which is a pension benefit
      --------------------
plan within the meaning of Section 3(2) of ERISA.

     "Permitted Lien" means (i) any Lien for Taxes not yet due or delinquent or
      --------------
being contested in good faith by appropriate proceedings, (ii) any statutory Lien arising in the Ordinary Course of Business by operation of Law with respect to a Liability that is not yet due or delinquent, (iii) any minor imperfection of title or recorded easements, covenants or other restrictions which individually or in the aggregate with other such items would not have a material adverse effect on the Business, and (iv) mortgages and security interests securing the repayment of borrowed money entered into by the Company or any of its Subsidiaries in the Ordinary Course of Business, the terms of which have not been breached or violated by the Company or any of its Subsidiaries.

     "Person" means any natural person, corporation, general partnership,
      ------
limited partnership, proprietorship, limited liability company, joint venture, other business organization, trust, union, association or Governmental Authority.

     "Plan" means any bonus, incentive compensation, deferred compensation,
      ----
pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation, unemployment or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any "employee benefit plan" as defined in Section 3(3) of ERISA.

     "Purchase Price" has the meaning set forth in Section 2.1(a).
      --------------

     "Purchaser" has the meaning set forth in the introductory paragraph hereof.
      ---------

     "Purchaser Percentage" means a fraction (i) the numerator of which is the
      --------------------
total number of shares of Common Stock owned by the Purchaser, and (ii) the denominator of which is the total number of shares of Common Stock outstanding at the time the First Offer Notice is given (in each case assuming the conversion of all shares, if any, convertible into Common Stock).

     "Registration Rights Agreement" means the Registration Rights Agreement to
      -----------------------------
be entered into by the Company and the Purchaser in the form of Exhibit B
                                                                ---------
hereto.

     "Restricted Investor" means any Person, other than a Financial Investor or
      -------------------
any Selling Stockholder, who proposes to acquire Voting Stock if either (i) such Person owns ten percent (10%) or more of the Total Voting Power of the Company prior to such acquisition, or (ii) as a result of such acquisition, such Person would own ten percent (10%) or more of the Total Voting Power of the Company immediately following such acquisition.

     "Rule 144" has the meaning set forth in Section 4.7.
      --------

     "Rules of Arbitration" has the meaning set forth in Section 8.4(c).
      --------------------

     "SEC" means the Securities and Exchange Commission.
      ---

     "SEC Reports" has the meaning set forth in Section 3.6(a).
      -----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Selling Stockholder" means any individual stockholder of the Company that
      -------------------
is a party to the Selling Stockholder Agreement.

     "Selling Stockholder Agreement" has the meaning set forth in the last
      -----------------------------
recital hereof.

     "Stock" means all shares of Common Stock to be issued and sold by the
      -----
Company to the Purchaser hereunder.

     "Stockholder Agreement" means the Stockholder Agreement to be entered into
      ---------------------
by the Company and certain stockholders of the Company in the form of Exhibit C
                                                                      ---------
hereto.

     "Subsidiary" of a Person means a Person that is, directly or indirectly,
      ----------
through one or more intermediates controlled by the first Person.

     "Tax Returns" means any return, declaration, report, claim for refund, or
      -----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Tax" means any federal, state, local or foreign income, gross receipts,
      ---
license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Third Party Claim" has the meaning set forth in Section 8.4(a).
      -----------------

     "Third Party Claim Notice" has the meaning set forth in Section 8.4(a).
      ------------------------

     "Third Party Claim Notice Period" has the meaning set forth in
      -------------------------------
Section 8.4(a).

     "Third Party Claim Response Period" has the meaning set forth in Section
      ---------------------------------
8.4(a).

     "Total Voting Power of the Company" means the total number of votes which
      ---------------------------------
may be cast in the election of directors of the Company at any meeting of the stockholders of the Company if all securities entitled to vote in the election of directors of the Company were present and voted at such meeting (other than votes that may be cast only upon the occurrence of a contingency).

     "Transaction Documents" means, collectively, the Stockholder Agreement, the
      ---------------------
Registration Rights Agreement, the Commercial Agreement and the Voting
Agreement.

     "Treasury Regulations" means the regulations prescribed under the Code.
      --------------------

     "Voting Agreement" means the Voting Agreement to be entered into by the
      ----------------
Company, the Purchaser and certain other stockholders of the Company in the form of Exhibit D hereto.
   ---------

     "Voting Stock" means the Common Stock and any other capital stock or
      ------------
securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than such capital stock or securities having such power only on the occurrence of a contingency).

     "Voting Stock Notice" has the meaning set forth in Section 5.8(b).
      -------------------

     "Warrant" has the meaning set forth in Section 2.1(b).
      -------

     "Warrant Price" has the meaning set forth in Section 2.1(b).
      -------------


                                  ARTICLE II

                          ISSUANCE AND SALE OF STOCK
                          --------------------------
                                  AND WARRANT
                                  -----------

      Section 2.1 Description of Transactions.
                  ---------------------------

          (a) Stock Transaction.  Subject to the terms and conditions of this
              -----------------
      Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, 525,000 shares of the authorized and unissued Common Stock of the Company for a purchase price of US $12.86 per share, and for an aggregate purchase price of US $6,751,500.00 (the "Purchase Price"), payable in cash. At the
                                --------------
      Closing, the Company shall deliver to the Purchaser a certificate representing the Stock purchased by the Purchaser, free and clear of all Liens, duly executed by the appropriate officers of the Company and bearing or accompanied by all requisite stock transfer stamps, and the Purchaser shall pay to the Company the Purchase Price by wire transfer of immediately available funds to the account designated by the Company at least one Business Day prior to the Closing Date or, if no such account is designated, by bank or certified check.

          (b) Warrant Transaction.  Subject to the terms and conditions of this
              -------------------
     Agreement, the Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, a Warrant in the form of Exhibit E hereto (the "Warrant") for a purchase price of US $10
             ---------              -------
     (the "Warrant Price").  At the Closing, the Company shall deliver to the
           -------------
     Purchaser the Warrant, free and clear of all Liens, duly executed by the appropriate officers of the Company, and the Purchaser shall pay to the Company the Warrant Price by wire transfer of immediately available funds to the account designated by the Company at least one Business Day prior to the Closing Date or, if no such account is designated, by bank or certified check.

          (c) Other Transactions.  Subject to the terms and conditions of this
              ------------------
     Agreement, at the Closing the Company shall execute and deliver the Transaction Documents.

     SECTION 2.2 Closing.  The purchase and sale of the Stock and the Warrant
                 -------
(the "Closing") shall take place at the offices of Moore & Van Allen, PLLC,
      -------
NationsBank Corporate Center, 100 North Tryon Street, Floor 47, Charlotte, North Carolina, 28202-4003, at 9:00 a.m., on the third Business Day following the fulfillment or waiver of the conditions precedent referred to in Articles VI and VII hereof or at such other time and place as the Company and the Purchaser mutually agree upon in writing (the "Closing Date").
                                     ------------


                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company hereby represents and warrants to the Purchaser as follows:

     SECTION 3.1 Organization, Good Standing and Qualification. Each of the
                 ---------------------------------------------
Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and authority to carry on its Business as now conducted and as proposed to be conducted by it, to own the Assets owned by it and to lease the Assets held by it under lease. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction where the character of the Assets it owns, leases or operates, or the conduct of its Business, requires such qualification, other than in any jurisdiction where the failure to so qualify would not have a material adverse effect on its Business. The Company has the corporate power and authority to enter into and perform its obligations under this Agreement, the Warrant and the Transaction Documents.

     SECTION 3.2 Due Authorization, Execution and Delivery. The execution,
                 -----------------------------------------
delivery and performance of this Agreement, the Warrant and the Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby by the Company have been duly authorized by all necessary corporate action on the part of the

Company. This Agreement constitutes, and the Warrant, the Transaction Documents and all other instruments and documents to be executed and delivered by the Company hereunder will, when executed and delivered, constitute, the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

     SECTION 3.3  Capitalization.
                  --------------

          (a)    Authorized and Issued Capital Stock of the Company.  The
                 --------------------------------------------------
     authorized capital stock of the Company consists, and will consist as of the Closing, of 10,000,000 shares of Common Stock, and 5,933,421 shares of Common Stock have been duly and validly issued, are fully-paid and nonassessable and are the only issued and outstanding shares of capital stock of the Company. Each Selling Stockholder owns beneficially and of record the number of shares of Common Stock described on Schedule 3.3(a).
                                                              ---------------
     Schedule 3.3(a) also sets forth the number of shares of Common Stock held
     ---------------
     in the treasury of the Company immediately prior to the Closing under this Agreement.

          (b)    Authorized and Issued Capital Stock of Subsidiaries.  The
                 ---------------------------------------------------
     authorized capital stock of each Subsidiary of the Company consists, and will consist as of Closing, of the number and class of shares set forth beside the name of such Subsidiary on Schedule 3.3(b). The issued and
                                           ---------------
     outstanding shares of capital stock of each Subsidiary of the Company shown beside the name of such Subsidiary on Schedule 3.3(b) have been validly
                                           ---------------
     issued, are fully paid and non-assessable and are the only issued and outstanding shares of capital stock of such Subsidiary. All issued and outstanding shares of capital stock of each Subsidiary are owned beneficially and of record by the Company.

          (c)    Stock Rights. Except as set forth on Schedule 3.3(c), (i) there
                 ------------                         ---------------
     are no outstanding subscriptions, options, warrants, rights (including conversion or preemptive rights) or Contracts, orally or in writing, obligating the Company or any of its Subsidiaries, contingently or otherwise, to issue or sell, or cause to be issued or sold, any shares of capital stock or other equity interest, or any securities convertible into or exchangeable for capital stock or other equity interest, in the Company or any of its Subsidiaries, (ii) there are no outstanding rights or Contracts, orally or in writing, obligating the Company or any of its Subsidiaries, contingently or otherwise, to purchase or redeem, or cause to be purchased or redeemed, any shares of capital stock or other equity interest, or any securities convertible into or exchangeable for capital stock or other equity interest, in the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries is a party to or bound by any Contract or understanding, oral or written, and, to the Knowledge of the Company, there is no Contract or understanding, oral or written, between any Persons, which affects or relates to the voting or giving of written consents with respect to any security of the Company or any of its Subsidiaries or by a director of the Company or any of its Subsidiaries other than the Voting Agreement and the Stockholder Agreement.

            (d)   Valid Issuance of Stock and Warrant. The Stock has been duly
                  -----------------------------------
     and validly authorized and, when issued, sold and delivered by the Company to the Purchaser in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully-paid and nonassessable, free and clear of any preemptive right or other right to acquire and free and clear of all Liens. The Common Stock issuable upon exercise of the Warrant has been duly and validly reserved by the Company. The Common Stock issuable upon exercise of the Warrant has been duly authorized and, when issued in compliance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any preemptive right or other right to acquire and free and clear of all Liens. The Stock, Warrant and the Common Stock issuable upon the exercise of the Warrant will be issued to the Purchaser by the Company hereunder or thereunder in compliance with all applicable federal and state securities Laws.

            (e)   No Preemptive Rights. The execution, delivery and performance
                  --------------------
     of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) give rise to or result in any preemptive rights, rights of first refusal or other rights to acquire any shares of capital stock or other equity interest, or any securities convertible into or exchangeable for capital stock or other equity interest, in the Company or any of its Subsidiaries, in favor of any Person, or (ii) result in any anti-dilution adjustment pursuant to any outstanding security, warrant, option or other Contract of the Company or any of its Subsidiaries.

            (f)   Registration Rights.  Except as set forth on Schedule 3.3(f),
                  -------------------                          ---------------
     neither the Company nor any of its Subsidiaries (i) has granted any registration rights, including piggyback rights, to any Person which are currently outstanding, or agreed to grant any such rights to any Person subsequent to the date hereof, or (ii) is otherwise under any obligation to register on behalf of any Person any of its securities pursuant to any Law applicable to the sale, exchange or issuance of securities including without limitation the Securities Act.

     SECTION 3.4  Subsidiaries. Except as set forth on Schedule 3.4 hereof and
                  ------------                         ------------
except for the capital stock of the Subsidiaries of the Company owned by the Company as set forth on Schedule 3.3(b), neither the Company nor any of its
                        ---------------
Subsidiaries owns, directly or indirectly, any shares of capital stock or other equity interest, or any securities convertible into or exchangeable for capital stock or other equity interest, in any Person or has a commitment to contribute to the capital of, make loans to, or share in the profits or losses of, any other Person.

     SECTION 3.5  Consents; No Conflict. The Company is not required to obtain
                  ---------------------
the consent, authorization or approval of any Person, or License from any Governmental Authority, as a condition to the consummation of this Agreement, the Warrant or the Transaction Documents by the Company. The execution and delivery of this Agreement, the

Warrant and the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with, result in the termination of, contravene or constitute a default under, or be an event which with the giving of notice or passage of time or both will become a default under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any material Lien or loss of any rights with respect to the Company pursuant to any of the terms, conditions or provisions of or under, any applicable Law, the certificate of incorporation or by-laws of the Company, or any Contract to which the Company is a party or which is otherwise binding upon the Company or to which the Assets of the Company are subject.

     SECTION 3.6 SEC Filings; Financial Statements.
                 ---------------------------------

          (a)    SEC Filings. Each of the Company and its Subsidiaries has filed
                 -----------
     all forms, reports and documents required to be filed by it with the SEC (collectively, the "SEC Reports"). As of their respective dates, the SEC
                         -----------
     Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)    Financial Statements.  Each of the consolidated financial
                 --------------------
     statements (including, in each case, any related notes thereto) contained in the SEC Reports (collectively, the "Financial Statements"), including
                                            --------------------
     any SEC Reports filed after the date hereof until the Closing, (i) complies, or when filed will comply, as to form in all material respects with the rules and regulations of the SEC with respect thereto, (ii) was, or when filed will be, prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of unaudited interim Financial Statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented, or when filed will fairly present, in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of their operations and cash flows for the periods indicated, except that the unaudited interim Financial Statements were, or when filed will be, subject to normal year-end audit adjustments.

          (c)    No Undisclosed Liabilities. Except for Liabilities reflected on
                 --------------------------
     the consolidated balance sheet of the Company and its Subsidiaries contained in the Financial Statements for the period ending as of June 29, 1996 (the "June Balance Sheet"), neither the Company nor any of its
                ------------------
     Subsidiaries has any Liabilities of a nature required to be disclosed on a consolidated balance sheet or in the related notes to consolidated financial statements prepared in accordance with GAAP other than Liabilities incurred since the date of the June Balance Sheet in the Ordinary Course of Business.

          (d)    No Material Adverse Changes. Since June 29, 1996, there has not
                 ---------------------------
     been (i) any change in the Assets, Liabilities, condition (financial or otherwise), affairs, earnings, Business, operations or prospects of the Company or any of its Subsidiaries from that reflected in the Financial Statements dated as of June 29, 1996, except changes in the Ordinary Course of Business which have not been, either individually or in the aggregate, materially adverse to the Business, (ii) any damage, destruction or loss, whether or not covered by insurance, materially adverse to the Business,
     (iii) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to them, (iv) any loans made by the Company or any of its Subsidiaries to their Employees, officers or directors other than advances of expenses made in the Ordinary Course of Business, (v) any declaration or payment of any dividend or other distribution of the Assets of the Company or any of its Subsidiaries or any direct or indirect redemption, purchase or acquisition of any of the securities of the Company or any of its Subsidiaries other than repurchases of Common Stock from terminated employees, consultants, officers and directors pursuant to written agreements, or (vi) to the Knowledge of the Company, any other event or condition of any character which has had a material adverse affect on the Business. Since June 29, 1996, the Company and its Subsidiaries have conducted the Business in the Ordinary Course of Business.

     SECTION 3.7  Property and Assets.
                  -------------------

          (a)    Owned Assets.  Each of the Company and its Subsidiaries holds
                 ------------
     good, marketable and indefeasible title to all of its owned Assets, free and clear of all Liens except Permitted Liens.

          (b)    Leased Assets.  Each of the Company and its Subsidiaries is in
                 -------------
     possession of and has valid leasehold interests in and valid rights under Contract to use all Assets which it holds under leases, free and clear of all Liens except Permitted Liens.

          (c)    Condition of Assets. Each of the Company and its Subsidiaries
                 -------------------
     has maintained all tangible Assets material to its Business in good repair, working order and operating condition, subject only to ordinary wear and tear.

     SECTION 3.8  Tax Matters.
                  -----------

          (a)    Tax Returns.  (i) Each of the Company and its Subsidiaries has
                 -----------
     duly and timely filed all Tax Returns that it was required to file prior to the date hereof, (ii) all such Tax Returns were correct and complete in all material respects, and (iii) neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return.

          (b)    Compliance. (i) All Taxes that are or may become payable by the
                 ----------
      Company or any of its Subsidiaries or chargeable as a Lien upon their Assets (whether or not shown on any Tax Return) as of the date hereof have been duly and timely paid, and (ii) each of the Company and its Subsidiaries has complied in all material respects with applicable Law relating to the reporting, payment and withholding of Taxes in connection with amounts paid to its Employees, creditors, independent contractors or other third parties and has, within the time and in the manner prescribed by Law, withheld from such amounts and timely paid over to the proper Governmental Authorities all such amounts required to be so withheld and paid over under applicable Law. There is no Lien on any of the Assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

          (c)    Claims.  (i) No claim (other than a claim that has been finally
                 ------
     settled) has ever been made by a Governmental Authority in a jurisdiction where either the Company or any of its Subsidiaries does not file Tax Returns or pay or collect Taxes in respect of a particular type of Tax imposed by that jurisdiction that either the Company or any of its Subsidiaries (as the case may be) is or may be subject to an obligation to file Tax Returns or pay or collect Taxes in respect of such Tax in that jurisdiction, and (ii) there has been no claim or issue (other than a claim or issue that has been finally settled) concerning any liability for Taxes of the Company or any of its Subsidiaries either (A) asserted, raised or threatened by any Governmental Authority in writing or (B) to the Knowledge of the Company, pending.

          (d)    Waivers. Neither the Company nor any of its Subsidiaries has
                 -------
     (i) waived any statute of limitations, (ii) agreed to any extension of the period for assessment or collection or (iii) executed or filed any power of attorney, in each case with respect to any Taxes, which waiver, agreement or power of attorney is currently in force.

          (e)    Consents.  Neither the Company nor any of its Subsidiaries has
                 --------
     filed a consent under Section 341(f) of the Code concerning collapsible corporations and there are no outstanding adjustments for Income Tax purposes applicable to the Company or any of its Subsidiaries required as a result of changes in methods of accounting effected on or before the date hereof.

          (f)    Tax Sharing Agreements.  Neither the Company nor any of its
                 ----------------------
     Subsidiaries is a party to or bound by or has any obligation under any Tax allocation, sharing, indemnity or similar agreement or arrangement, and neither the Company nor any of its Subsidiaries (i) is or has been a member of any group of companies (other than the Company and its Subsidiaries) filing a consolidated, combined or unitary Income Tax Return or (ii) has any liability for the Taxes of any Person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or foreign
     Law) as a transferee, successor, indemnitor or guarantor by Contract or otherwise.

     SECTION 3.9  Business Contracts.
                  ------------------

          (a)    Description of Business Contracts.  Schedule 3.9(a) contains a
                 ---------------------------------   ---------------
     true and complete list of each of the following Contracts to which the Company or any of its Subsidiaries is a party:

                    (i) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term to, or otherwise relating to the employment or the termination of employment or the severance of, any Employee;

                    (ii) all Contracts with any Person containing any provision or covenant prohibiting or materially limiting the ability of any of the Company or any of its Subsidiaries to engage in any business activity or compete with any Person in connection with the Business, or prohibiting or materially limiting the ability of any Person to compete with the Company or any of its Subsidiaries in connection with the Business;

                    (iii) all material partnership, joint venture or stockholders' Contracts with any Person;

                    (iv) all Contracts with customers, distributors, dealers, manufacturer's representatives or sales agencies with whom the Company or any of its Subsidiaries deals in connection with the Business which in any case involve the payment or potential payment, pursuant to the terms of any such Contract, by or to the Company or any of its Subsidiaries of more than $100,000 annually;

                    (v) all Contracts relating to the future disposition or acquisition of any Assets individually or in the aggregate material to the Business, other than dispositions or acquisitions of raw materials or inventory in the Ordinary Course of Business;

                    (vi) all collective bargaining or similar labor Contracts covering any Employee; and

                    (vii) all other Contracts (other than Benefit Plans) to which the Company or any of its Subsidiaries is a party that (A) involve the prospective payment or potential payment, pursuant to the terms of any such Contract, by or to the Company or any of its Subsidiaries of more than $100,000 annually and (B) cannot be terminated within sixty (60) days after giving notice of termination without resulting in any material cost or penalty to the Company or any of its Subsidiaries.

          (b)    Status of Business Contracts.  Each Contract required to be
                 ----------------------------
     disclosed in Schedule 3.9(a), and each other Contract to which the Company
                  ---------------
     or any of its Subsidiaries is a party and which is material to the Business as currently conducted or as proposed to be conducted, are in full force and effect and constitute the legal, valid and binding obligations of the Company or one of its Subsidiaries, as the case may be, enforceable against the Company or one of its Subsidiaries, as the case may be, in accordance with their terms. Except as disclosed in Schedule 3.9(b), neither the
                                               ---------------
     Company nor any of its Subsidiaries which is a party to any such Contract nor, to the Knowledge of the Company, any other party to any such Contract, is in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) the effect of which would have a material adverse effect on the Business.

     SECTION 3.10  Employee and Consultant Agreements. Each Employee and each
                   ----------------------------------
consultant of the Company or any of its Subsidiaries has executed an agreement prohibiting the unauthorized disclosure or use of confidential and proprietary information of the Company or any of its Subsidiaries where such confidential or proprietary information is provided by the Company or its Subsidiaries to such Person. To the Knowledge of the Company, no such Employees or consultants are in violation thereof. To the Knowledge of the Company, no Employees are obligated under any Contract, or are subject to any Order, that would interfere with the use of his/her best efforts to promote the interests of the Company and its Subsidiaries or that would conflict with the Business as conducted or as proposed to be conducted or that would be breached or violated as a result of the transactions contemplated hereby.

     SECTION 3.11  Litigation and Claims. Neither the Company nor any of its
                   ---------------------
Subsidiaries is a party to or, to the Knowledge of the Company, is threatened to be made a party to, any charge, complaint, action, suit, arbitration, proceeding, hearing, or investigation (i) which questions or challenges the right of the Company to enter into this Agreement, the Warrant or any Transaction Document, or (ii) which, individually or in the aggregate with all other such items, would have a material adverse effect on the Business.

     SECTION 3.12  Labor Matters, etc. Neither the Company nor any of its
                   ------------------
Subsidiaries is a party to or bound by any collective bargaining or other labor agreement, and there are no labor unions or other organizations representing any Employees. There has not occurred or been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity by or with respect to any Employees. There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or threatened in each case with respect to any Employee. To the Knowledge of the Company no officer or key Employee, or any group of key Employees, intends to terminate their employment with the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has the present intention to terminate the employment of any of the foregoing. The employment of each officer and Employee of the Company is terminable at the will of the Company.

     SECTION 3.13  Intellectual Property Rights. The Company and its
                   ----------------------------
Subsidiaries have all right, title and interest in, or valid rights under Contract to use, all Intellectual Property material to the Business as currently being conducted or as proposed to be conducted, without any conflict with or infringement on the rights of others. All registrations with and applications to Governmental Authorities in respect of Intellectual Property owned by the Company or any of its Subsidiaries are valid and in full force and effect. Neither the Company nor any of its Subsidiaries has received any notice that it is in default (or with the giving of notice or lapse of time or both, would be in default) in any material respect under any Contract to use Intellectual Property. To the Knowledge of the Company, no Intellectual Property owned or used by the Company or any of its Subsidiaries is being infringed upon by any other Person. Neither the Company nor any of its Subsidiaries has received notice that it is infringing any Intellectual Property of any other Person. Except for inventions already assigned to the Company or its Subsidiaries, the Company does not believe it is or will be necessary to utilize any inventions of any Employee (or individual whom it or any of its Subsidiaries currently intends to hire) made prior to his or her employment by the Company or any of its Subsidiaries.

     SECTION 3.14  Compliance. Neither the Company nor any of its Subsidiaries
                   ----------
is in breach or violation of any provision of its certificate of incorporation or bylaws. Neither the Company nor any of its Subsidiaries is in breach or violation of, or in default under, any Law or Order applicable to it, the effect of which, individually or in the aggregate with other such breaches, violations and defaults, would have a material adverse effect on the Business. The Company and its Subsidiaries have obtained and are in compliance with all Licenses required to be obtained by them in connection with the operation of the Business.

     SECTION 3.14  Employee Benefits.
                    -----------------

          (a)    Compliance.  Each Benefit Plan (and each related trust or
                 ----------
     insurance contract) complies in form and in operation in all material respects with its respective governing documents and the applicable requirements of ERISA and the Code. The Company and each of its Subsidiaries have performed all material obligations required to be performed by them under, and are not in material default under or in material violation of any term, provision, or condition of, any Benefit Plan.

          (b)    Filings. All required reports and descriptions (including
                 -------
     without limitation Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed in a timely manner with respect to each Benefit Plan.

          (c)    Contributions.  All contributions (including all employer
                 -------------
     contributions and employee salary reduction contributions) which are due have been paid to each Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each Benefit Plan or accrued in accordance with the past custom and practice of the Company and its Subsidiaries. All premiums or other payments for all periods ending on or before the date hereof have been paid with respect to each Welfare Benefit Plan (as defined in ERISA Section 3(1)).

          (d)    Determination Letters.  Each Pension Benefit Plan which is
                 ---------------------
     required to comply with Code Section 401(a) satisfies the requirements of Code Section 401(a) and has received a favorable determination letter from the IRS regarding such status and has not, since receipt of the most recent favorable determination letter, been amended or operated in a way which would adversely affect such qualified status.

          (e)    Asset Valuation.  The market value of assets under each Pension
                 ---------------
     Benefit Plan (other than any Multiemployer Plan) equals or exceeds the present value of accrued benefits thereunder through the date hereof (determined on a plan termination basis). No Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a reportable event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Knowledge of the Company, threatened.

          (f)    No Prohibited Transactions.  To the Knowledge of the Company,
                 --------------------------
     there has been no Prohibited Transaction (as defined in ERISA Section 406 and Code Section 4975) with respect to any Benefit Plan.

          (g)    Claims.  There are no actions, suits, arbitrations, or claims
                 ------
     pending (other than routine claims for benefits) or, to the Knowledge of the Company, threatened against any Benefit Plan, its administrators, trustees, or other fiduciaries, or against the Company or any of its Subsidiaries, or against the assets of such Plan. To the Knowledge of the Company, no fiduciary with respect to any Benefit Plan has any material Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Benefit Plan.

          (h)    Miscellaneous.  Neither the Company nor any of its Subsidiaries
                 -------------
     is, and neither has ever been, a member of a controlled group of corporations that contributes to, ever has contributed to, or ever has been required to contribute to any multiemployer plan (as defined in Section 4001(a)(3) of ERISA) (a "Multiemployer Plan") and neither has any Liability
                              ------------------
     (including withdrawal Liability) under any Multiemployer Plan. Neither the Company nor any of its Subsidiaries has incurred, and neither has any reason to expect that it will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any Pension Benefit Plan that it, or any controlled group of corporations which includes it, maintain or have ever maintained or to which any of them contributes, has ever contributed, or has ever been required to contribute. No Benefit Plan provides post-retirement welfare benefits other than continuation coverage provided pursuant to Part 6 of Title I of ERISA and Section 4980A of the Code. No Benefit Plan is under audit or, to the Knowledge of the Company, investigation by any Governmental Authority. Each Benefit Plan which is a "group health plan" (as such term is defined in Section 4980B(g)(2) of the Code or ERISA Section 607(1)) has been operated in material compliance with the provisions of Part 6 of Title I of ERISA and Sections 4980A and 4980B of the Code at all times.

     SECTION 3.16  Insurance. The Company and its Subsidiaries maintain, with
                   ---------
respect to the Business, insurance in such amounts and covering such risks as is customary in the industry in which the Business operates. Each such policy of insurance is in full force and effect, and all premiums thereunder or self-insurance funding amounts required thereby, as the case may be, have been paid or funded. Neither the Company nor any of its Subsidiaries has received any notice of termination with respect to any such insurance policy and is not in default thereunder in any material respect. No insurance carrier has threatened to terminate any such insurance policy or to increase any premiums in respect thereof, and neither the Company nor any of its Subsidiaries has failed to comply with any material conditions contained in any such policy.

     SECTION 3.17  Environmental Matters.
                   ---------------------

          (a)    Compliance.  Each of the Company and its Subsidiaries has
                 ----------
     obtained, and complied with all the terms and conditions of, all Licenses required by any Environmental Law in connection with the Business except where the failure to obtain or comply with any such License would not have, individually or in the aggregate with other such failures, a material adverse effect on the Business. Each such License is in full force and effect. Each of the Company and its Subsidiaries is in compliance with all Environmental Laws except where a failure to comply, individually or in the aggregate with all such other failures, would not have a material adverse effect on the Business.

          (b)    Listings.  Except as disclosed in Schedule 3.17(b), to the
                 --------                          ----------------
     Knowledge of the Company, none of the real property owned or leased by the Company or any of its Subsidiaries is listed on the NPL, CERCLIS or any similar state or local list of sites requiring investigation or clean-up.

          (c)    No Notice.  No written notice or, to the Knowledge of the
                 ---------
     Company, any other communication from any Governmental Authority of any alleged violation of any Environmental Law has been received by the Company or any of its Subsidiaries, except for notices or communications that have been complied with in all respects.

          (d)    No Hazardous Substances.  Neither the Company nor any of its
                 -----------------------
     Subsidiaries utilizes any Hazardous Substances in the course of its Business operations and there has been no release of Hazardous Substances by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other Person, on any property, owned or occupied by the Company or any of its Subsidiaries.

     SECTION 3.18  Offer or Sale of Shares and Warrant. Neither the Company nor
                   -----------------------------------
anyone acting on its behalf has offered the Stock or Warrant to any entity other than the Purchaser or has taken any other action that would subject the issuance and sale of the Stock or Warrant (or the issuance of the Common Stock upon exercise of the Warrant) to the registration requirements of the Securities Act or any state securities Laws.

    SECTION 3.19   Brokers. No broker or other representative has acted on
                   -------
behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby in such manner as to give rise to any valid claim by any Person against the Purchaser for a finder's fee, brokerage commission or similar payment .

     SECTION 3.20  Transactions With Directors, Officers, Employees and
                   ----------------------------------------------------
Affiliates. Except as set forth in Schedule 3.20 there have been no transactions
- ----------                         -------------
between the Company or any of its Subsidiaries and any director, officer, employee or affiliate (as defined in Rule 405 promulgated by the SEC) of the Company or any of its Subsidiaries, except on an arm's length basis in accordance with normal business practices, and none of the officers, directors, employees or affiliates of the Company or any of its Subsidiaries, or any member of the immediate family of any such Persons, is a director or officer of, or has a material interest in, any Person which is a material supplier, customer or sales agent of the Company or any of its Subsidiaries or has competed to a material extent with the Company or any of its Subsidiaries. Except as set forth in Schedule 3.20, no
                                                           -------------
Affiliate of the Company or any of its Subsidiaries provides or supplies assets, services or facilities which are individually or in the aggregate material to the Business, and neither the Company nor any of its Subsidiaries provides or supplies any assets, services or facilities to any Affiliate of the Company or any of its Subsidiaries which are individually or in the aggregate material to the Business. Except as disclosed on Schedule 3.20, each of the transactions
                                     -------------
listed in Schedule 3.20 is engaged in on an arm's-length basis.
          -------------

     SECTION 3.21  Echostar Investment. The Company owns the shares of the
                   -------------------
issued and outstanding common stock described on Schedule 3.4 (the "Echostar
                                                 ------------       --------
Stock") of Echostar Communications Corporation ("Echostar"), a corporation whose
- -----                                            --------
common stock is publicly traded on the NASDAQ Exchange. The Company has issued to Echostar those certain 6 1/2 Percent Convertible Subordinated Debentures in the aggregate original principal amount of US $8,750,000.00 (collectively, the "Echostar Debenture") which have a current unpaid aggregate principal balance of
 ------------------
US $8,750,000.00 and which are convertible by Echostar into Common Stock upon the terms set forth therein. The Company entered into that certain letter agreement (the "Echostar Letter") regarding the Echostar Debenture which is
                ---------------
attached hereto as Schedule 3.21.
                   -------------

     SECTION 3.22  Disclosure. The representations and warranties of the Company
                   ----------
contained in this Agreement and in any schedule, certificate, or agreement furnished by the Company to the Purchaser pursuant to this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges that the Purchaser is also relying on the representations and warranties of the Company herein in connection with the purchase by the Purchaser of shares of Common Stock from the Selling Stockholders pursuant to the Selling Stockholder Agreement.


                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                -----------------------------------------------

     The Purchaser hereby represents and warrants to the Company that:

     SECTION 4.1   Organization and Authority of the Purchaser. The Purchaser is
                   -------------------------------------------
a societe anonyme duly organized, validity existing and in good standing under the laws of France. The Purchaser has full corporate power and authority to enter into this Agreement and the Transaction Documents and to consummate the transactions contemplated herein and therein.

     SECTION 4.2   Due Authorization, Execution and Delivery. The execution,
                   -----------------------------------------
delivery and performance of this Agreement and the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement has been, and at Closing the Transaction Documents will be, duly executed and delivered by the Purchaser. This Agreement constitutes, and the Transaction Documents and all other instruments and documents to be executed and delivered by the Purchaser hereunder will, when executed and delivered, constitute, the legal valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except that such enforcement (i) may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally, and (ii) is subject to the availability of equitable remedies, as determined in the discretion of the court before which such a proceeding may be brought.

     SECTION 4.3   Consents; No Conflict. The Purchaser is not required to
                   ---------------------
obtain the consent, authorization or approval of any Person, or any License from any Governmental Authority, as a condition to the consummation of this Agreement or the Transaction Documents by the Purchaser. The execution and delivery of this Agreement and the Transaction Documents by the Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in the termination of, contravene or constitute a default under, or be an event which with the giving of notice or passage of time or both will become a default under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any material Lien or loss of any rights with respect to the Purchaser pursuant to any of the terms, conditions or provisions of or under, any applicable Law, the certificate of incorporation or by-laws (or other organizational documents) of the Purchaser, or any Contract to which the Purchaser is a party or which is otherwise binding upon the Purchaser or to which the Assets of the Purchaser are subject.

     SECTION 4.4   Brokers. No broker or other representative has acted on
                   -------
behalf of the Purchaser in connection with the transactions contemplated hereby in such manner as to give rise to any valid claim by any Person against the Company for a finder's fee, brokerage commission or similar payment.

     SECTION 4.5   Purchase Entirely for Own Account. The Purchaser will acquire
                   ---------------------------------
the Stock and the Warrant for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Stock or the Warrant. The Purchaser does not presently have any Contract, undertaking or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person with respect to the Stock or the Warrant.

     SECTION 4.6   Investment Experience. The Purchaser understands that the
                   ---------------------
Stock and the Warrant have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser has not been formed for the specific purpose of acquiring the Stock or the Warrant.

     SECTION 4.7   Restricted Securities. The Purchaser understands that the
                   ---------------------
Stock and the Warrant are characterized as "restricted securities" under the federal securities Laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such Laws, the Stock and the Warrant may be resold without registration under the Securities Act only in certain limited circumstances. In this respect, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act ("Rule 144"), as
                                                              --------
presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     SECTION 4.8   Disclosure. The representations and warranties of the
                   ----------
Purchaser contained in this Agreement and in any schedule, certificate or agreement furnished by the Purchaser to the Company pursuant to this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE V

                             ADDITIONAL AGREEMENTS
                             ---------------------

     SECTION 5.1   Limitations on Disposition of Stock. Without in any way
                   -----------------------------------
limiting the representations set forth in Article IV hereof, the Purchaser agrees not to dispose of all or any portion of the Stock unless and until: (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act, provided that no opinion of counsel will be required for transactions made pursuant to Rule 144.

     SECTION 5.2   Legends. It is understood that any certificate(s) evidencing
                   -------
the Stock, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

     (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

     (b)    Any legend required by the laws of the State of Delaware.

     (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

     SECTION 5.3   Proceeds of Sale of Stock. The Company shall use all of the
                   -------------------------
proceeds obtained from the sale of the Stock to the Purchaser, net of the customary expenses associated therewith, solely to fund the working capital needs of the Company and its Subsidiaries and/or to make the prepayment on the Echostar Debenture required by Section 5.4.

     SECTION 5.4  Echostar Situation. As a prepayment of the Echostar Debenture,
                  ------------------
at Closing, the Company will pay to Echostar the amount of $3,500,000.00 in principal plus all accrued interest on the Echostar Debenture via wire transfer of immediately available funds to the account designated by Echostar. The Company shall not amend or terminate the Echostar Letter without the prior written consent of the Purchaser which may be withheld in the sole discretion of the Purchaser. The Company shall take all action within its power to limit to no more than 500,000 shares the number of shares of Common Stock which Echostar would have the right to purchase at any time following Closing pursuant to the Echostar Debenture or any warrants issued pursuant to the Echostar Letter. In the event Echostar acquires any Common Stock from the Company, the Company shall use its best efforts to cause Echostar to execute and deliver to the Company, the Purchaser and all other parties to the Stockholder Agreement an agreement to be bound by all provisions thereof binding on the stockholders of the Company which are parties thereto.

     SECTION 5.5   Delivery of Budgets and Other Information. As long as the
                   -----------------------------------------
Purchaser and its Affiliates, collectively, hold in the aggregate not less than 500,000 shares of Common Stock or shares of Common Stock representing not less than 8% of the outstanding shares of Common Stock on a fully diluted basis, the Company shall deliver to the Purchaser (i) as soon as practicable, but in any event at least thirty (30) days prior to the end of each fiscal year of the Company, a budget and business plan for the next fiscal year for the Business, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company, (ii) such other information relating to the financial condition, prospects or affairs of the Business as the Purchaser may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary, and (iii) a copy of any Schedule 13D filing made by any Person pursuant to Section 13(d) of the Exchange Act immediately following the receipt thereof by the Company.

     SECTION 5.6   Access to Business. Following the Closing, the Company shall
                   ------------------
permit the Purchaser and its representatives at the Purchaser's expense, as long as the Purchaser and its Affiliates, collectively, hold in the aggregate not less than 500,000 shares of Common Stock or shares of Common Stock representing not less than 8% of the outstanding shares of Common Stock on a fully diluted basis, to visit and inspect the properties and Assets of the Company and its Subsidiaries, to examine the books of account and records of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the officers thereof, all at such reasonable times as may be requested by the Purchaser, provided that the Purchaser acknowledges that the access by the Purchaser to certain information relating to Contracts which the Company has entered into with United States Governmental Authorities may be restricted pursuant to certain Laws due to the status of the Purchaser as a foreign corporation.

     SECTION 5.7  Right of First Offer. Subject to the terms and conditions in
                  --------------------
this Section 5.7, the Company hereby grants to the Purchaser the following rights of first offer with respect to future sales by the Company of its New
Securities:

     (a)   Notice to Purchaser.  In the event the Company proposes to issue New
           -------------------
Securities, the Company shall give the Purchaser written notice (the "First
                                                                      -----
Offer Notice") of its intention stating (i) a description of the New Securities
- ------------
which the Company proposes to issue and the identity of the Person or group of Persons to whom the New Securities would be issued, (ii) the number of shares of New Securities which the Company proposes to issue, (iii) the price per share at which, and other terms on which, the Company proposes to issue such New Securities, and (iv) the number of shares of such New Securities that the Purchaser has the right to purchase under this Section 5.7, based on the Purchaser Percentage.

     (b)   Exercise Right.  Within thirty (30) days after the First Offer Notice
           --------------
is given to the Purchaser, the Purchaser may elect to purchase, at the price specified in the First Offer Notice, the number of shares of the New Securities proposed to be issued by the Company multiplied by the Purchaser Percentage.
The Purchaser may exercise such purchase right in whole or in part. An election to purchase shall be made in writing and must be given to the Company within such thirty (30) day period. The closing of the sale of New Securities by the Company to the Purchaser upon exercise of its rights under this Section 5.7 shall take place simultaneously with the closing of the sale of New Securities to third parties.

     (c)   Lapse of Right. The Company shall have sixty (60) days after the last
           --------------
date on which the Purchaser's right of first offer lapses to enter into a Contract (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the execution thereof) to sell the New Securities which the Purchaser did not elect to purchase under this
Section 5.7, provided that such sale must be at or above the price specified in the First Offer Notice and upon terms not materially more favorable to the purchaser of such securities than the terms specified in the First Offer Notice. In the event the Company does not enter into a Contract to sell the New Securities within such sixty (60) day period (or does not sell and issue New Securities in accordance with any such Contract within sixty (60) days from the date thereof), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Purchaser in the manner provided in this Section 5.7.

     (d)   Termination of Right of First Offer. This Section 5.7 shall terminate
           -----------------------------------
upon the first to occur of the following:

               (i) The date on which the Purchaser and its Affiliates, collectively, hold in the aggregate less than 500,000 shares of Common Stock, provided that on such date such shares so held represent less than 8% of the outstanding shares of Common Stock on a fully diluted basis.

               (ii) The failure of the Purchaser to elect to purchase all shares of New Securities which the Purchaser is entitled to purchase pursuant to
     Section 5.7(b) at any such time as the Purchaser may elect to make such purchase.

     SECTION 5.8 Special Purchase Rights.
                 -----------------------

          (a) Grant of Rights.  Notwithstanding any other provision of this
              ---------------
     Agreement, if the Company proposes to issue or sell any Voting Stock to a Restricted Investor, or if any underwriter in connection with a registered public offering proposes to issue or sell any Voting Stock to a Restricted Investor, the Purchaser shall have a right of first offer to purchase all shares of such Voting Stock to be issued to such Restricted Investor on the terms pursuant to which the Company or such underwriter proposes to issue or sell such Voting Stock to such Restricted Investor, provided that the underwriters of a registered public offering of Voting Stock by the Company shall not be deemed to propose to issue or sell any Voting Stock to a Restricted Investor unless the Company solicits or arranges for the solicitation of orders to purchase Voting Stock by a Restricted Investor from such underwriters in anticipation of or in connection with a registered public offering and, provided further, that the execution and performance of an underwriting agreement by the Company in connection with a registered public offering and the participation by officers of the Company in the normal and customary selling activities undertaken by the underwriters shall not, in and of themselves, be considered soliciting or arranging for the solicitation of orders to purchase Voting Stock.

          (b) Notice to Purchaser.  In the event the Company or such underwriter
              -------------------
     proposes to issue or sell Voting Stock to a Restricted Investor, which would be subject to the foregoing right of first offer, the Company shall give the Purchaser written notice (the "Voting Stock Notice") of its or
                                             -------------------
     such underwriter's intentions stating (i) a description of the Voting Stock proposed to be issued or sold and the identity of the Restricted Investor,
     (ii) the total number of shares of Voting Stock proposed to be issued or sold, and (iii) the price per share at which, and the other terms on which, such Voting Stock is proposed to be issued or sold.

          (c) Exercise by Purchaser.  Within thirty (30) days after the Voting
              ---------------------
     Stock Notice is given to the Purchaser, the Purchaser may elect to purchase, at the price and on the terms specified in the Voting Stock Notice, all shares of Voting Stock proposed to be issued and sold to the Restricted Investor. An election to purchase shall be made by the Purchaser in writing and must be given to the Company within such thirty
     (30) day period. The election described herein shall constitute an irrevocable, legally binding obligation of the Purchaser to purchase the Voting Stock on the terms set forth in the Voting Stock Notice. The closing of the sale of the Voting Stock by the Company to the Purchaser upon the exercise of its rights under this Section 5.8 shall take place within thirty (30) days following the date on which such election to purchase is made.

          (d) Termination of Special Purchase Rights.  This Section 5.8 shall
              --------------------------------------
     terminate upon the first to occur of the following:

               (i) The date on which the Purchaser and its Affiliates, collectively, hold less than 500,000 shares of Common Stock, provided that on such date such shares so held represent less than 8% of the outstanding shares of Common Stock on a fully diluted basis.

               (ii) The failure of the Purchaser to elect to purchase all shares of Voting Stock which the Purchaser is entitled to purchase pursuant to
     Section 5.8(c) at any such time as the Purchaser may elect to make such purchase.

     SECTION 5.9 Subsidiary Stock. The Company shall not permit any Subsidiary
                 ----------------
of the Company to issue or sell any capital stock of such Subsidiary to any Person other than the Company without granting to the Purchaser rights to purchase such capital stock which are substantially the same as the rights of the Purchaser pursuant to Sections 5.7 and 5.8 hereof. For purposes of this
Section 5.9, any transfer of capital stock of any Subsidiary of the Company by the Company shall be deemed to be an issuance of such stock by such Subsidiary to such transferee and shall be subject to this Section 5.9.

     SECTION 5.10 Confidential Treatment. The Company will use its best efforts
                  ----------------------
to obtain confidential treatment of the Commercial Agreement (and all Schedules thereto) in all public filings that include such document including, without limitation, all filings made by the Company with the SEC.

     SECTION 5.11 Advice of Changes. The Company will promptly advise the
                  -----------------
Purchaser in writing of (i) any event occurring subsequent to the date of this Agreement which would render any representation or warranty of the Company contained in this Agreement, if made on or as of the date of such event, untrue, inaccurate or incomplete in any material respect, and (ii) any material adverse change in the working capital, financial condition, assets, liabilities (whether absolute, accrued contingent or otherwise), operating profits, business or prospects of the Company and its Subsidiaries as a whole.

     SECTION 5.12 Further Assurances. Each party agrees to cooperate fully with
                  ------------------
the other parties hereto and their respective authorized representatives and to execute and deliver or cause to be executed and delivered at all reasonable times and places such additional instruments and documents as the other party or parties may reasonably request for the purpose of carrying out this Agreement.


                                  ARTICLE VI

                  CONDITIONS TO OBLIGATIONS OF THE PURCHASER
                  ------------------------------------------

     The obligations of the Purchaser to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that Purchaser may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

     SECTION 6.1 Accuracy of Representations and Warranties. The representations
                 ------------------------------------------
and warranties of the Company contained herein shall be true in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date.

     SECTION 6.2 Performance of Agreements. The Company shall have performed in
                 -------------------------
all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed and complied with by the Company at or prior to the Closing Date.

     SECTION 6.3 Bring-Down Certificate. The Company shall have furnished the
                 -----------------------
Purchaser with a certificate in the form of Exhibit F executed by a duly
                                            ---------
authorized officer of the Company, dated the Closing Date, to the effect that the Company has fulfilled the conditions specified in Sections 6.1 and 6.2 hereof.

     SECTION 6.4 Corporate Documents . The Company shall have delivered to the
                 -------------------
Purchaser the following documents which, except any such documents the form of which is attached as an Exhibit hereto, shall be reasonably satisfactory in form and content to the Purchaser and its counsel:

     (a) Good Standing Certificate.  A good standing certificate with respect to
         -------------------------
the Company and each of its Subsidiaries issued as of the date of Closing by the appropriate official of the state of incorporation of each such corporation.

     (b) Certificate of Incorporation and Bylaws.  The certificate of
         ---------------------------------------
incorporation and bylaws or other governing instruments of the Company and each of its Subsidiaries together with a certificate of a duly authorized officer of each such corporation in the form of Exhibit G dated the Closing Date and
                                     ---------
certifying as to the accuracy and completeness of such corporate documents.

     (c) Corporate Resolutions.  Copies of resolutions of the Board of Directors
         ---------------------
of the Company, duly certified by the Secretary of the Company in the form of the certificate attached as Exhibit H, authorizing the execution, delivery and
                            ---------
performance of this Agreement, the Warrant, the Transaction Documents, and all other documents, instruments, and certificates contemplated hereby to which the Company is a party.

     (d) Incumbency Certificates.  An incumbency certificate of the President or
         -----------------------
any duly authorized Vice President of the Company who will be executing this Agreement, the Warrant, the Transaction Documents or any other document, instrument or certificate to be delivered pursuant to the terms hereof (including the name, title and signature of each such officer) in the form of
Exhibit I.
- ---------

     SECTION 6.5 Opinion of Company Counsel. The Purchaser shall have received
                 --------------------------
from Surovell, Jackson, Colten & Dugan, P.C., counsel for the Company, an opinion, dated as of the Closing Date, in the form of Exhibit J.
                                                      ---------

     SECTION 6.6 No Material Adverse Change. There shall have been no material
                 --------------------------
adverse change in the business, operations, properties or financial condition of the Company and its Subsidiaries taken as a whole whether or not arising in the Ordinary Course of Business, except for changes relating to general economic events or trends.

     SECTION 6.7 No Adverse Proceedings. No action, suit or proceeding before
                 ----------------------
any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any Governmental Authority shall have been threatened, against any of the parties to this Agreement, or any Subsidiary of the Company, wherein an unfavorable Order would (i) prevent the consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) adversely affect the right of the Purchaser to own the Stock or the Warrant following Closing (and no such Order shall be in effect.)

     SECTION 6.8 Other Assurances. The Company shall have delivered to the
                 ----------------
Purchaser such other and further certificates, assurances and documents as the Purchaser may reasonably request in order to evidence the accuracy of the representations and warranties of the Company, the performance of the covenants and agreements to be performed by the Company pursuant hereto at or prior to the Closing and the fulfillment of the conditions to the obligations of the Purchaser.

     SECTION 6.8 Consents and Approvals. All consents, waivers, authorizations
                 ----------------------
and approvals of any Governmental Authority, domestic or foreign, and of any other Person required in connection with the execution, delivery and performance of this Agreement, shall have been obtained and shall be in full force and effect on the Closing Date.

     SECTION 6.10 Closing Under Selling Stockholder Agreement. The closing of
                  -------------------------------------------
the transactions contemplated by the Selling Stockholder Agreement shall have been consummated pursuant to the terms thereof.

     SECTION 6.11 Execution of Transaction Documents and Warrant. All
                  ----------------------------------------------
Transaction Documents and the Warrant shall have been executed and delivered by the parties thereto.

                                  ARTICLE VII

                   CONDITIONS TO OBLIGATIONS OF THE COMPANY
                   ----------------------------------------

     The obligations of the Company to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that the Company may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

     SECTION 7.1 Accuracy of Representations and Warranties. The representations
                 ------------------------------------------
and warranties of the Purchaser contained herein shall be true in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date.

     SECTON 7.2 Performance of Agreements. The Purchaser shall have performed in
                -------------------------
all material respects all obligations and agreements, and complied in all material respects with all covenants, contained in this Agreement to be performed and complied with by the Purchaser at or prior to the Closing Date.

     SECTION 7.3 Bring-Down Certificate. The Purchaser shall have furnished the
                 ----------------------
Company with a certificate in the form of Exhibit K executed on its behalf by
                                          ---------
its duly authorized executive officer or attorney-in-fact, dated the Closing Date, to the effect that the Purchaser has fulfilled the conditions specified in Sections 7.1 and 7.2 hereof.

     SECTION 7.4 Purchaser's Documents. The Purchaser shall have delivered to
                 ---------------------
the Company the following documents which, except any such documents the form of which is attached as an Exhibit hereto, shall be reasonably satisfactory in form and content to the Company and its counsel:

     (a) Good Standing Certificate.  A registration certificate or other
         -------------------------
evidence from the Commercial Register or the Commercial and Corporate Registry or such other document reasonably required to evidence the valid existence and good standing of the Purchaser issued within sixty (60) days prior to the Closing Date by the appropriate official of the jurisdiction of incorporation of the Purchaser.

     (b) Certificate of Incorporation and Bylaws.  The certificate of
         ---------------------------------------
incorporation and bylaws or other governing instruments of the Purchaser, together with a certificate of a duly authorized officer or attorney-in-fact of the Purchaser in the form of Exhibit L dated the Closing Date and certifying as
                             ---------
to the accuracy and completeness of such corporate documents.

     (c) Incumbency Certificates.  An incumbency certificate of the President of
         -----------------------
the Purchaser, any duly authorized Vice President of the Purchaser or any attorney-in-fact of the Purchaser who will be executing this Agreement, all Transaction Documents or any other document, instrument or certificate to be delivered pursuant to the terms hereof (including the name, title and signature of each such individual) in the form of Exhibit M.
                                        ---------

     SECTION 7.5 No Adverse Proceedings. No action, suit or proceeding before
                 ----------------------
any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, and no action, suit or proceeding by any Governmental Authority shall have been threatened, against any of the parties to this Agreement, or any Subsidiary of the Company, wherein an unfavorable Order would (i) prevent the consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) adversely affect the right of the Purchaser to own the Stock or the Warrant following Closing (and no such Order shall be in effect.)

     SECTION 7.6 Other Assurances. The Purchaser shall have delivered to the
                 ----------------
Company such other and further certificates, assurances and documents as the Company may reasonably request in order to evidence the accuracy of the representations and warranties of the Purchaser, the performance of the covenants and agreements to be performed by the

Purchaser pursuant hereto at or prior to the Closing and the fulfillment of the conditions to the obligations of the Company.

     SECTION 7.7 Consents and Approvals. All consents, waivers, authorizations
                 ----------------------
and approvals of any Governmental Authority, domestic or foreign, and of any other Person required in connection with the execution, delivery and performance of this Agreement, shall have been obtained and shall be in full force and effect on the Closing Date.

                                 ARTICLE VIII

                                INDEMNIFICATION
                                ---------------

     SECTION 8.1 Survival. Subject to Section 8.8 hereof, the parties hereto
                 --------
agree that their respective representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing.

     SECTION 8.2 Indemnification by the Company. Subject to the other provisions
                 ------------------------------
of this Article VIII, the Company shall indemnify and hold harmless the Purchaser from and against any and all Losses suffered or incurred by the Purchaser after the date hereof as a result of or arising out of:

     (a) the falsity or incorrectness of or breach of any representation or warranty of the Company in this Agreement or in any schedule or certificate furnished to the Purchaser by the Company pursuant to this Agreement; or

     (b) the failure by the Company to perform any covenant or agreement of the Company under this Agreement or under any schedule or certificate furnished to the Purchaser by the Company pursuant to this Agreement; or

     (c) any claim, action, suit or demand by or on behalf of any past, current or future stockholder of the Company based upon or relating to the consummation of the transactions contemplated by this Agreement, any Transaction Document or the Selling Stockholder Agreement.

     SECTION 8.3 Indemnification by the Purchaser. Subject to the other
                 --------------------------------
provisions of this Article VIII, the Purchaser shall indemnify and hold harmless the Company from and against any and all Losses suffered or incurred by the Company after the date hereof as a result of or arising out of:

     (a) the falsity or incorrectness of or breach of any representation or warranty of the Purchaser in this Agreement or in any schedule or certificate furnished to the Company by the Purchaser pursuant to this Agreement; or

     (b) the failure by the Purchaser to perform any covenant or agreement of Purchaser under this Agreement or under any schedule or certificate furnished to the Company by the Purchaser pursuant to this Agreement.

     SECTION 8.4 Method of Asserting Claims. All claims for indemnification by
                 --------------------------
any Indemnified Party under this Article VIII shall be asserted and resolved as follows:

     (a) Third Party Claims.  If any claim or demand in respect of which an
         ------------------
Indemnified Party might seek indemnity under this Article VIII is asserted against such Indemnified Party by a Person other than the Company or the Purchaser (a "Third Party Claim"), the Indemnified Party shall give written
              -----------------
notice and the details thereof including copies of all relevant pleadings, documents and information (collectively a "Third Party Claim Notice") to the
                                           ------------------------
Indemnifying Party within a period of thirty (30) days following the assertion of the Third Party Claim against the Indemnified Party (the "Third Party Claim
                                                             -----------------
Notice Period").  If the Indemnified Party fails to provide the Third Party
- -------------
Claim Notice within the Third Party Claim Notice Period, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party within a period of thirty (30) days after the receipt of the Third Party Claim Notice by the Indemnifying Party (the "Third Party Claim Response Period"):
 ---------------------------------

               (i) whether the Indemnifying Party disputes its liability to the Indemnified Party under this Article VIII with respect to such Third Party Claim; and

               (ii) whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

     If the Indemnifying Party notifies the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party desires to defend the Indemnified Party against the Third Party Claim, then the Indemnifying Party at its sole cost and expense shall defend, with counsel reasonably satisfactory to the Indemnified Party, such Third Party Claim by all appropriate proceedings, which proceedings will be diligently prosecuted to a final conclusion or will be settled at the discretion of the Indemnifying Party (with the consent of the Indemnified Party which shall not be unreasonably withheld). The Indemnified Party will cooperate in such defense at the sole cost and expense of the Indemnifying Party. The Indemnified Party may, at its sole cost and expense, at any time prior to the Indemnifying Party's delivery of the notice referred to in the last sentence of the preceding paragraph, file any pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests. The Indemnified Party, at its expense, may participate in, but not control, any defense or settlement of any Third Party Claim conducted by the Indemnifying Party pursuant to this Section 8.4(a).

     If the Indemnifying Party fails to notify the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party desires to defend the Third Party Claim or if the Indemnifying Party gives such notice but fails to prosecute diligently or settle the Third Party Claim, then the Indemnified Party shall defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the

Indemnifying Party which shall not be unreasonably withheld). The Indemnifying Party will, at its sole cost and expense, cooperate in such defense.

     Notwithstanding the foregoing provisions of this Section 8.4(a), if the Indemnifying Party is determined not to be liable for such Third Party Claim pursuant to the last paragraph of this Section 8.4(a) and Section 8.4(c), the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense of the Third Party Claim or the Indemnifying Party's participation therein pursuant to this Section 8.4(a), and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such defense.

     If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability to the Indemnified Party with respect to the Third Party Claim under this Article VIII or fails to notify the Indemnified Party within the Third Party Claim Response Period whether the Indemnifying Party disputes its liability to the Indemnified Party with respect to such Third Party Claim, the Losses resulting from such Third Party Claim as finally determined will be conclusively deemed to be a liability of the Indemnifying Party under this
Article VIII, and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand. If the Indemnifying Party notifies the Indemnified Party within the Third Party Claim Response Period that the Indemnifying Party disputes its liability to the Indemnified Party with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within a period of thirty (30) days from the date of such notice, such dispute shall be resolved by arbitration in accordance with Section 8.4(c) hereof.

     (b) Other Claims.  In the event any Indemnified Party should have a claim
         ------------
under this Article VIII against any Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall promptly give written notice and the details thereof, including copies of all relevant information and documents (collectively, an "Indemnity Notice"), to the Indemnifying Party within a period
                   ----------------
of thirty (30) days following the discovery of the claim by the Indemnified Party (the "Claim Notice Period"). The failure by any Indemnified Party to give
            -------------------
the Indemnity Notice within the Claim Notice Period shall not impair the Indemnified Party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been prejudiced thereby. The Indemnifying Party will notify the Indemnified Party within a period of thirty (30) days after the receipt of the Indemnify Notice by the Indemnifying Party (the "Indemnity
                                                                ---------
Response Period") whether the Indemnifying Party disputes its liability to the
- ---------------
Indemnified Party under this Article VIII with respect to such claim. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Indemnity Response Period whether the Indemnifying Party disputes the claim described in such Indemnity Notice, the Losses resulting from such claim as finally determined will be conclusively deemed to be a liability of the Indemnifying Party under this Article VIII and the Indemnifying Party shall pay the amount of such Losses to the Indemnified Party on demand. If the Indemnifying Party notifies the Indemnified Party within the Indemnity Response Period that the Indemnifying Party disputes its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within a period of thirty

(30) days from the date of such notice, such dispute shall be resolved by arbitration in accordance with Section 8.4(c) hereof.

     (c) Resolution of Disputes.  Any dispute required to be submitted to
         ----------------------
arbitration pursuant to this Section 8.4 shall be finally and conclusively determined in accordance with the Rules of Arbitration of the International Chamber of Commerce (the "Rules of Arbitration") then in effect by the decision
                          --------------------
of three (3) arbitrators selected in accordance with the Rules of Arbitration unless the Company and the Purchaser shall agree on a single arbitrator (the

"Board of Arbitration").  The Board of Arbitration shall meet in New York, New
- ---------------------
York and shall render a decision in writing (concurred in by a majority of the members of the Board of Arbitration if more than one) with respect to and stating the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of the claim made by the Indemnified Party. To the extent practical, the decision of the Board of Arbitration shall be rendered no more than thirty (30) days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by Law and entered in any court of competent jurisdiction.

     The Company and the Purchaser hereby consent to the jurisdiction of the foregoing Board of Arbitration and to the jurisdiction of any state or federal court located in the States of New York or Delaware and any national court located in France for the purpose of enforcing the decision or award of the Board of Arbitration. The Company and the Purchaser agree that service of process may be made on any such party by personal delivery or by registered or certified mail addressed to the appropriate party at the address for such party specified in Section 10.1 hereof. The submission to the jurisdiction of the courts referred to above for the purpose of enforcing the decision or award of the Board of Arbitration shall not (and shall not be construed so as to) limit the right of either the Company or the Purchaser to file or commence proceedings against the other in any other court of competent jurisdiction for the purpose of enforcing the decision or award of the Board of Arbitration nor shall the filing or commencement of proceedings in any one or more jurisdictions for such purpose preclude the filing or taking of proceedings in any other jurisdiction for such purpose (whether concurrently or not) if and to the extent permitted by applicable Law.

     Each and every arbitration proceeding commenced pursuant to this Section 8.4(c) shall be consolidated with any arbitration proceeding then pending under this Section 8.4(c).

      SECTION 8.5 Continued Liability for Indemnity Claims. The liability of any
                  ----------------------------------------
Indemnifying Party hereunder with respect to claims hereunder shall continue for so long as any claims for indemnification may be made hereunder pursuant to
Section 8.8 hereof and, with respect to any such indemnification claims duly and timely made, thereafter until the Indemnifying Party's liability therefor is finally determined and satisfied.

     SECTION 8.6 Limitations on Indemnification.
                 ------------------------------

          (a) Certain Types of Damages.  Neither the Company nor the Purchaser
              ------------------------
     shall be required to provide indemnification hereunder for Losses which are indirect or speculative.

          (b) Threshold Amount - Claim by Purchaser.  No amount of indemnity
              -------------------------------------
     shall be payable in the case of a claim by the Purchaser under Section 8.2(a) unless, until and only to the extent that the Purchaser has suffered or incurred Losses aggregating in excess of US $100,000 as a result of or arising out of the matters described in Section 8.2(a).

          (c) Threshold Amount - Claim by Company.  No amount of indemnity shall
              -----------------------------------
     be payable in the case of a claim by the Company under Section 8.3(a) unless, until and only to the extent that the Company has suffered or incurred Losses aggregating in excess of US $100,000 as a result of or arising out of the matters described in Section 8.3(a).

     SECTION 8.7 Exclusive Remedies. The sole and exclusive remedies for any
                 ------------------
party hereto with respect to any claim relating to this Agreement or the transactions contemplated hereby and the facts and circumstances relating and pertaining hereto shall be governed by this Agreement (whether any such claim shall be made in contract, breach of warranty, tort or otherwise).

     SECTION 8.8 Time Limits on Claims. A claim by any Indemnified Party under
                 ---------------------
this Article VIII may be made only:

          (a) if with respect to the violation of a representation or warranty, within two (2) years following the Closing Date, with the exception of Sections 3.3, 3.8, 3.15 and 3.17 with respect to which such representations and warranties shall survive, and claims thereon may be made, until four
     (4) years following the Closing Date; and

          (b) if with respect to the violation of a covenant or agreement, or pursuant to Section 8.2(c), until the expiration of the applicable statute of limitations relating thereto.

     Notwithstanding anything in this Agreement to the contrary, any claim not made within the foregoing relevant time period shall expire and be forever barred thereafter.


                                  ARTICLE IX

                                  TERMINATION
                                  -----------

     SECTION 9.1 Grounds for Termination. Except as set forth in this Article
                 -----------------------
IX, this Agreement may not be terminated at any time prior to Closing by either the Company or the Purchaser, provided that the Company or the Purchaser may terminate this Agreement by written notice to other party to this Agreement if the Closing shall not have occurred prior to September 30, 1996, or such later date as may be approved by the Company and the Purchaser in writing. This Agreement may also be terminated at any time by an agreement in writing signed by the Company and the Purchaser.

     SECTION 9.2 Effect of Termination. If this Agreement is terminated pursuant
                 ---------------------
to Section 9.1, such termination shall be without liability of any party, or any stockholder, director, officer, employee, agent, consultant or representative of such party, to any other party to this Agreement, provided that if such termination shall result from the breach by a party of the representations, warranties or covenants of such party contained in this Agreement, such party shall be liable for any and all Losses sustained or incurred by the other party to this Agreement.

     SECTION 9.3 Termination for Breach. Nothing in this Article IX shall affect
                 ----------------------
the rights which either party hereto might otherwise have to terminate this Agreement as a result of a breach thereof by the other party hereto.

                                   ARTICLE X


                                 MISCELLANEOUS
                                 -------------

     SECTION 10.1 Notices. All notices, requests and other communications
                  -------
hereunder shall be in writing and will be deemed to have been duly given (i) when personally delivered, (ii) when sent by telefax to a party at the number listed below for such party, (iii) three (3) Business Days after the day on which the same has been delivered prepaid to an international courier service or
(iv) ten (10) Business Days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address for such party:

     If to Purchaser:    Alcatel Telspace
                         5 rue Noel PONS
                         92734 NANTERRE Cedex
                         FRANCE
                         Attn:  Jacques Couet
                         Telefax No.:  331-46524596

     With copies to:     Alcatel Telspace
                         5 rue Noel PONS
                         92734 NANTERRE Cedex
                         FRANCE
                         Attn: Martine Funston, Esq.
                               Legal Counsel
                         Telefax No.: 331-46524595

     If to the Company:  SSE Telecom, Inc.
                         8230 Leesburg Pike, Suite 710
                         Vienna, VA  22182
                         Attn: Daniel E. Moore
                         Telefax No.: (703) 442-4507

     With copies to:     Surovell, Jackson, Colten & Dugan, P.C.
                         4010 University Drive, Suite 200
                         Fairfax, VA  22030
                         Attn:  G. Donald Markle, Esq.
                         Telefax No.:  (703) 591-2149

Either party from time to time may change its address, telefax number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     SECTION 10.2 Fees and Expenses. The Company and the Purchaser shall each
                  -----------------
 bear its own expenses in connection with the negotiation and preparation of this Agreement, all documents and instruments contemplated hereby, and the consummation of the transactions contemplated hereby, including without limitation the fees and expenses of their respective counsel, accountants, investment bankers and consultants.

     SECTION 10.3 Public Announcements. Except as otherwise required by Law,
                  --------------------
neither the Company nor the Purchaser shall issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the other party, which approval shall not be unreasonably withheld or delayed.

     SECTON 10.4 Entire Agreement. This Agreement supersedes all prior
                 ----------------
discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

     SECTION 10.5 Waiver. Any term or condition of this Agreement may be waived
                  ------
at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by either party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

     SECTION 10.6 Amendment. This Agreement may be amended, supplemented or
                  ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

     SECTION 10.7 Benefits and Binding Effect. Neither this Agreement nor any
                  ---------------------------
right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, provided that the Purchaser may assign any or all rights or obligations of the Purchaser hereunder to any Affiliate of the Purchaser. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

     SECTION 10.8 Captions. The captions used in this Agreement have been
                  --------
inserted for convenience of reference only and do not define or limit the provisions hereof.

     SECTION 10.9 Exhibits and Schedules . All exhibits and schedules referred
                  ----------------------
to in this Agreement, all attachments to exhibits or schedules, and any other attachment to this Agreement are hereby incorporated by reference into this Agreement and are hereby made a part of this Agreement as if set out in full herein.

     SECTION 10.10 Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the Laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

     SECTION 10.11 Counterparts. This Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     SECTION 10.12 Severability. Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.13 No Third Party Beneficiary. This Agreement shall not confer
                      -----------------------
any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                              COMPANY:
                              -------


                              SSE TELECOM, INC., a
                              Delaware corporation


                              By: /s/ Frederick C. Toombs
                                  -----------------------

                              Name: Frederick C. Toombs
                                    -------------------

                              Title:  President
                                      ---------


                              PURCHASER:
                              ---------

                              ALCATEL TELSPACE, a French
                              societe anonyme


                              By: /s/ Jerome de Vitry
                                 --------------------

                              Name: Jerome de Vitry
                                    ---------------

                              Title: Director of R&D and Product Management
                                     ---------------------------------------
                                     Attorney-in-Fact

                        LIST OF EXHIBITS
                        ----------------


      Exhibit A              Commercial Agreement

      Exhibit B              Registration Rights Agreement

      Exhibit C              Stockholder Agreement

      Exhibit D              Voting Agreement

      Exhibit E              Warrant

      Exhibit F              Company Bring-Down Certificate

      Exhibit G              Certificate of Company and Subsidiary Regarding
                             Formation Documents

      Exhibit H              Secretary Certificate of Company

      Exhibit I              Incumbency Certificate for Company

      Exhibit J              Form Opinion of Counsel of Company

      Exhibit K              Purchaser Bring-Down Certificate

      Exhibit L              Purchaser Certificate Regarding Formation
                             Documents

      Exhibit M              Incumbency Certificate